Exhibit 4.1
                                                                    -----------

                                                                 EXECUTION COPY


                                FIFTH AMENDMENT


           FIFTH AMENDMENT dated as of March 7, 2003 (this "Amendment"), to the Credit Agreement, dated as of June 3, 1999, as amended (as so amended, the "Credit Agreement"), among RCN CORPORATION, (the "Company"), RCN TELECOM SERVICES OF PENNSYLVANIA, INC. (now known as RCN Telecom Services, Inc.), RCN CABLE SYSTEMS, INC. (now known as RCN Telecom Services, Inc.), JAVANET, INC. (now known as UNET Holding, Inc.), RCN FINANCIAL MANAGEMENT, INC., UNET HOLDING, INC., INTERPORT COMMUNICATIONS CORP. (now known as UNET Holding, Inc.) and ENET HOLDING, INC. (now known as RCN Internet Services, Inc.) (collectively, the "Borrowers"), the LENDERS party thereto, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent.

           WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers; and

           WHEREAS the Company and the Borrowers have requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

           NOW, THEREFORE, the parties hereto hereby agree as follows:

           1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

           2. Amendments to Section 1.01.

           (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

           (i) the definition of "Applicable Spread" is hereby amended by inserting the following after the table set forth therein:

           "; provided that, if on July 1, 2004, the aggregate amount of outstanding Loans exceeds $415,875,000, the Applicable Spread for all Loans, including Loans whose Applicable Spread is determined by reference to the table set forth above, shall be increased by 1.00%; provided, further that, if on or before December 31, 2004, the aggregate amount of outstanding Loans is equal to or less than $390,937,500, then as of such date, such increase shall no longer apply."

           (ii) the definition of "Change in Control" is hereby amended by deleting "30%" in clause (a) thereof and inserting in its place "40%".

           (iii)the definition of "EBITDA" is hereby amended by adding at the end of such definition the following:

           "provided that, for the purposes of determining compliance by the Company and the Borrowers after the Fifth Amendment Effective Date with the covenants contained in Section 6.12, EBITDA shall not include any EBITDA of any joint venture or Joint Venture Subsidiary of the Company, even if such inclusion would otherwise be permitted in accordance with Adjusted Accounting Principles or GAAP; provided, however, that the foregoing proviso shall not apply to any EBITDA of
           (i) any Joint Venture Subsidiaries existing as of the Fifth Amendment Effective Date and (ii) Wholly Owned Subsidiaries of the Company existing as of the Fifth Amendment Effective Date that subsequently become Joint Venture Subsidiaries."

           (iv) the definition of "Prepayment Event" is hereby amended by deleting the last sentence of clause (d) thereof.

           (v) the definition of "Security Documents" is hereby amended by inserting after "the Mortgages" the following: ", any cash collateral agreement entered into pursuant to Section 6.05".

           (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions, in the appropriate alphabetical order:

                "Additional New Jersey Cash Collateral" has the meaning assigned to such term in Section 6.05.

                "Fifth Amendment" means the Fifth Amendment to this Agreement dated as of March 7, 2003, among the Company, the Borrowers, the Lenders party thereto and the Agent.

                "Fifth Amendment Effective Date" means the date on which the Fifth Amendment became effective in accordance with its terms.

                "New Jersey Cash Collateral" has the meaning assigned to such term in Section 6.05.

                "Note Repurchase" has the meaning assigned to such term in
           Section 6.08.

                "Silent Second Facility" has the meaning assigned to such term in Section 2.07.

           3. Amendments to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by (a) deleting "Incremental Loans" from the heading thereof and inserting in its place "Silent Second Facility", (b) deleting clause (d) thereof in its entirety and (c) replacing such clause with the following:

           "(d) At any time, the Borrowers may enter into an additional term loan facility to be effectuated pursuant to either (i) this Credit Agreement or (ii) a separate agreement (in either case, the "Silent Second Facility"); provided, that such Silent Second Facility shall have terms and conditions as set forth on Annex I hereto. The Lenders parties to the Fifth Amendment hereby authorize the Agent on their behalf to enter with the Company and the Borrowers into amendments and other documents as the Agent may reasonably deem appropriate permitting and effectuating the Silent Second Facility on the basis set forth in Annex I hereto without further consent."

           4. Amendments to Section 2.10. (a) Section 2.10(c) of the Credit Agreement is hereby amended by (i) inserting in the fourth line thereof after "provided that," the following: "subject to the last sentence of this Section," and (ii) inserting at the end thereof the following sentence:

           "Notwithstanding anything in the proviso to the immediately preceding sentence to the contrary, to the extent that the Net Proceeds received by the Company and the Company Group Subsidiaries as a result of any events of any of the types described in clauses (a), (c) and (d) of the definition of the term Prepayment Event following the Fifth Amendment Effective Date (i) do not exceed $100,000,000 in the aggregate, 50% of such Net Proceeds shall be used to prepay Term Borrowings and shall not be otherwise eligible for reinvestment in Telecommunications Assets and (ii) exceed $100,000,000 in the aggregate, 80% of such excess shall be used to prepay Term Borrowings and shall not be otherwise eligible for reinvestment in Telecommunications Assets. In addition, notwithstanding anything to the contrary contained herein, all prepayments of Term Borrowings of either Class made pursuant to this paragraph (c) shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to Section 2.09 in the inverse order of maturity."

           (b) Section 2.10 of the Credit Agreement is hereby amended by inserting after clause (d) thereof the following text:

           "(e) Commencing with the first scheduled amortization payment after June 30, 2003, the Company shall make a mandatory prepayment of the Term Borrowings (each, an "Additional Payment") on the date of each scheduled installment of principal pursuant to Section 2.09 in an amount equal to 50% of the cash interest savings realized by the Company from the Note Repurchases, such savings to be measured from the date of the previous scheduled installment of principal; provided, that the amount of all Additional Payments under this clause
           (e) shall not exceed $25,000,000 in the aggregate. The amount of each Additional Payment shall be determined by the Agent on the basis of information provided by the Company as reasonably requested by the Agent, and in determining such amount (i) the Agent shall not take into account any interest expense on the Silent Second Facility and (ii) the Agent shall refer to the cash interest payments actually made during the measurement period as against the cash interest payments that would otherwise have been required to be made during such period had the Note Repurchases not been completed. In addition, notwithstanding anything to the contrary contained herein, all prepayments of Term Borrowings of either Class made pursuant to this paragraph (e) shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to Section 2.09 in the inverse order of maturity."

           5. Amendments to Section 6.01. (a) Section 6.01(a)(vii) of the Credit Agreement is hereby amended by deleting the first proviso therein and inserting in its place the following:

           "provided that the Company and the Borrowers are in pro forma compliance with the covenant contained in Section 6.12(f) at the time of, and after giving effect to, the incurrence of such Indebtedness or, in the case of the incurrence of any such Indebtedness prior to March 31, 2005, the Company in good faith projects compliance with such covenant as of such date after giving effect to the incurrence of such Indebtedness".

           (b) Section 6.01(a)(xiii) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" therein and inserting in its place "$35,000,000".

           6. Amendments to Section 6.02. Sections 6.02(a)(viii) and 6.02(a)(ix) of the Credit Agreement are hereby amended by deleting such Sections in their entireties and inserting "[RESERVED]." in their respective places.

           7. Amendments to Section 6.03. (a) Section 6.03(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting "[RESERVED]." in its place.

           (b) Section 6.03(e) of the Credit Agreement is hereby amended by deleting the parenthetical contained therein and inserting in its place the following: "(other than Indebtedness constituing Indebtedness of other Loan Parties that is cash collateralized by assets of RFM 2, LLC as permitted by Sections 6.01(a)(viii) and (xiii))".

           8. Amendment to Section 6.04. Section 6.04(e) of the Credit Agreement is hereby amended by inserting at the end thereof the following:

           "; provided, that the proceeds of any such investment shall not be used by RCN-BecoCom or Starpower (or their respective subsidiaries) to make an investment or payment that would not be permitted to be made by the Company directly under the provisions of this Section or Section 6.08;"

           9. Amendments to Section 6.05. (a) Section 6.05(c)(ii) of the Credit Agreement is hereby amended by deleting "$100,000,000 during any fiscal year of the Company" and substituting in its place the following:
"$150,000,000 during any fiscal year of the Company (it being understood that in determining compliance with this basket, any sale, transfer or other disposition of any asset that is part of the Lehigh Valley system shall be attributable to the fiscal year in which the first of any such asset was sold)".

           (b) Section 6.05 of the Credit Agreement is hereby amended by (i) inserting in the first sentence following clause (h) thereof after "any fiscal year of the Company" the following: ", to the extent not used to prepay the Term Loans,"and (ii) inserting at the end thereof the following:

           "In no event shall the amount on deposit in the cash collateral account established in respect of an amount equal to the Net Proceeds from the sale of the New Jersey Assets (the "New Jersey Cash Collateral") be less than $100,000,000; provided, that, on the last day of each fiscal quarter of the Company, commencing on December 31, 2003, such minimum amount of the New Jersey Cash Collateral shall be increased (such increase to be recalculated at the end of each fiscal quarter) by an amount, if positive, equal to the difference of (a) $125,000,000 minus (b) the aggregate amount of cash used to effectuate the Note Repurchases that were completed as of the end of such fiscal quarter, less an amount equal to a reasonable estimate of the cash interest savings not realized as a result of the Note Repurchases being in an amount less than $125,000,000, such estimate to be calculated in a manner consistent with the method of determination of any Additional Payments provided for in Section 2.10(e). In addition, notwithstanding anything to the contrary above, the Borrowers shall not make a withdrawal of the New Jersey Cash Collateral or the Additional New Jersey Cash Collateral (as defined below) such that the resulting amount of the New Jersey Cash Collateral and the Additional New Jersey Cash Collateral after such withdrawal is less than the Net Proceeds of the sale of the New Jersey Assets unless the Company shall have delivered a certificate of a Financial Officer to the effect that the Company and the Group Subsidiaries do not have or expect to have other available cash on hand or Permitted Investments (excluding any cash collateral unable to be used) to fund expenditures required to be made within the next 5 Business Days and that the amount to be withdrawn is not in excess of the aggregate amount of such expenditures (net of expected receipts); provided that (i) in the event that the Borrowers shall make any such withdrawal, the Company and the Borrowers shall replace the amount withdrawn with any other cash (other than equity proceeds or proceeds from any sale, transfer, lease or other disposition of assets permitted by Section 6.05 obtained after the Fifth Amendment Effective Date, which proceeds in the case of asset sale proceeds shall be deposited into a cash collateral account as required above) later obtained by the Company or any Subsidiary in excess of an amount reasonably deemed necessary to be maintained in accounts of the Company or any of its Restricted Subsidiaries for the operation of the business thereof in the ordinary course of business, which amount in any event shall not exceed $25,000,000 in the aggregate (the "Additional New Jersey Cash Collateral"), and (ii) the Borrowers may use any amount of the New Jersey Cash Collateral or the Additional New Jersey Cash Collateral withdrawn for general corporate purposes."

           10. Amendments to Section 6.08. (a) Section 6.08(viii) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

           (b) Section 6.08(ix)(d) of the Credit Agreement is hereby amended by (i) deleting the amount "90 days" and replacing it with "nine months",
(ii) deleting the period at the end thereof and substituting "; and" therefor and (iii) inserting thereafter the following clause:

           "(x) the repurchase by the Company of its senior notes then outstanding (each such repurchase, a "Note Repurchase"); provided that any Note Repurchase shall be made with existing cash of the Company and its Subsidiaries (in an amount not to exceed $125,000,000 (plus related fees and expenses)) and with the Net Proceeds of the Silent Second Facility; provided, further, that in the event that any senior notes repurchased by the Company are not cancelled thereafter, the Company shall pledge to the Agent such senior notes by (i) depositing or crediting such senior notes to a securities account with respect to which the applicable securities intermediary has agreed to grant control of such account to the Agent in order to perfect a Lien on such account, (ii) granting a Lien on such account in favor of the Agent and (iii) delivering to the Agent any instruments necessary to enable the Agent to vote such senior notes upon the occurrence of an Event of Default to the extent that the Agent would be able to so vote such senior notes. The Company further agrees that it shall not repurchase any senior notes held by its employees, officers or directors (each, an "Insider") unless such repurchase (i) is part of, and on terms and conditions no more favorable than, a broader Note Repurchase from non-Insiders or (ii) is on terms and conditions no more favorable to the sellers than the terms and conditions of similar Note Repurchases from non-Insiders effected on a substantially concurrent basis."

           11. Amendments to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing such Section with the following:

           "Section 6.12. Financial Covenants. The Company and the Borrowers will not:

           (a) Minimum Cash Balances. Permit cash and cash equivalents on hand (including cash collateral) at the Company and its Restricted Subsidiaries on the last day of any fiscal quarter to be less than the amount set forth opposite such date below:

           Fiscal Quarter
           Ending                       Cash Balance
           --------------               ------------

           March 31, 2003               $225,000,000
           June 30, 2003                $175,000,000
           September 30, 2003           $125,000,000
           December 31, 2003            $100,000,000
           March 31, 2004               $100,000,000
           June 30, 2004                $100,000,000
           September 30, 2004           $100,000,000
           December 31, 2004            $100,000,000
           March 31, 2005               $100,000,000
           June 30, 2005                $100,000,000
           September 30, 2005           $100,000,000
           December 31, 2005            $100,000,000
           March 31, 2006               $100,000,000
           June 30, 2006                $100,000,000
           September 30, 2006           $100,000,000
           December 31, 2006            $100,000,000
           March 31, 2007               $100,000,000
           June 30, 2007                $100,000,000

           (b)  [RESERVED].

           (c)  [RESERVED].

           (d) Cumulative Minimum EBITDA. Permit cumulative EBITDA from the period commencing on January 1, 2002 to the last day of each fiscal quarter ending on a date set forth below to be less than the amount set forth opposite such date:



           Fiscal Quarter
           Ending                                 EBITDA
           --------------                         ------

           March 31, 2004                 $(50,000,000)
           June 30, 2004                       $(30,000,000)
           September 30, 2004                  $(10,000,000)
           December 31, 2004                   $15,000,000


           (e) Maximum Senior Secured Debt Ratio. Permit the Senior Secured Debt Ratio on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to exceed the ratio set forth below opposite such date or period:


           Fiscal Quarter                Maximum Ratio
           Ending
           --------------                -------------

           March 31, 2005                  3.00 to 1
           June 30, 2005                   2.75 to 1
           September 30, 2005              2.50 to 1
           December 31, 2005 and
           thereafter                      2.00 to 1

           (f) Maximum Total Debt Ratio. Permit the Total Debt Ratio on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to exceed the ratio set forth below opposite such date or period:

           Fiscal Quarter               Maximum Ratio
           Ending
           --------------               -------------

           March 31, 2005                  6.75 to 1
           June 30, 2005                   6.50 to 1
           September 30, 2005              6.00 to 1
           December 31, 2005               6.00 to 1
           March 31, 2006                  5.50 to 1
           June 20, 2006                   5.50 to 1
           September 30, 2006              5.00 to 1
           December 31, 2006               5.00 to 1
           March 31, 2007                  5.00 to 1
           June 30, 2007                   5.00 to 1

           (g)  [RESERVED].

           (h)  [RESERVED].

           (i) Maximum Capital Expenditures. Permit Capital Expenditures of the Company and its Restricted Subsidiaries for any fiscal year to exceed the amount set forth below opposite such year:

                                       Maximum Capital
           Fiscal Year Ending            Expenditures
           ------------------          ---------------

           December 31, 2002            $249,000,000
           December 31, 2003            $205,000,000
           December 31, 2004             $73,000,000
           December 31, 2005             $70,000,000
           December 31, 2006             $72,000,000
           December 31, 2007             $75,000,000

          Amounts not expended in any fiscal year set forth above may be carried over to the next two subsequent fiscal years; provided that no amounts shall be carried forward from any period prior to January 1, 2002. Notwithstanding the foregoing, the Company and the Borrowers will not, after the Fourth Amendment Effective Date, permit Capital Expenditures (which term, for purposes of this sentence, shall have the meaning set forth in the definition thereof without regard to clauses (i), (ii), (iii) or (iv) of the second proviso therein) to be made to acquire assets that will be California Assets other than (A) to the extent necessary to maintain the cable systems comprising the California Assets and existing on the Fourth Amendment Effective Date in good repair and working order, (B) to the extent necessary to obtain new subscribers to be included in the California Assets or (C) as required pursuant to franchise or similar agreements entered into in connection with the California Assets."

           12. Annex I to the Credit Agreement. The Credit Agreement is hereby amended by (a) adding "Annex I -- Silent Second Facility Provisions" at the end of the list of Exhibits in the Table of Contents thereto and (b) attaching thereto as Annex I the provisions relating to the Silent Second Facility in the form of Exhibit A attached hereto.

           13. Miscellaneous Amendments. (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting "Section 6.12(m)" from the definitions of "California Assets" and "New Jersey Assets" and inserting "Section 6.12(i)" in its place, (ii) deleting "Section 2.10(c)" from the definition of "Net Proceeds" and inserting "Sections 2.10(c) and (d)" in its place and (iii) deleting "Exhibit D" from the definition of "Subsidiary Guarantee Agreement" and inserting "Exhibit F" in its place.

           (b) Section 2.07(b) of the Credit Agreement is hereby amended by deleting "Section 2.11" and inserting "Section 2.10" in its place.

           (c) Section 2.10 of the Credit Agreement is hereby amended by (i) deleting the clause references "(e)" and "(f)" and replacing them with the clause references "(f)" and "(g)", respectively, (ii) deleting "paragraph
(f)" in clause (f) thereof and inserting "paragraph (g)" in its place and
(iii) deleting "paragraph (c)" in clause (g) thereof and inserting "paragraph
(g)" in its place.

           (d) Section 6.01(a) of the Credit Agreement is hereby amended by
(i) deleting the second proviso contained in clause (v) thereof in its entirety and (ii) deleting clause (xii) thereof in its entirety and inserting "[RESERVED]." in its place.

           (e) Sections 6.02(a)(v) and (vii) of the Credit Agreement are hereby amended by inserting "(a)" immediately after the references to "Section 6.01" therein.

           (f) Sections 6.03(a) and 6.04(h) of the Credit Agreement are hereby amended by deleting "Section 6.12(m)" and inserting "Section 6.12(i)" in its place.

           14. Reduction of Facilities. On the Fifth Amendment Effective Date the aggregate amount of the Revolving Commitments shall be automatically and permanently reduced from $187,500,000 to $15,000,000 and the Borrowers shall prepay Revolving Borrowings to the extent required by Section 2.10(b) of the Credit Agreement as a result of such reduction. Each such prepayment of Borrowings shall be made in accordance with the provisions of Section 2.10 of the Credit Agreement (provided that the Lenders waive any prior notice requirements) and shall be accompanied by accrued interest on the amounts prepaid, and the Borrowers shall make payment of any amounts required to be paid pursuant to Section 2.16 of the Credit Agreement in connection with such prepayments. If at any time after the Fifth Amendment Effective Date any Revolving Commitments shall become unused, such Revolving Commitments shall be automatically and permanently terminated. The Borrowers irrevocably agree not to borrow any Revolving Loans after the Fifth Amendment Effective Date.

           15. Releases. The Company and the Borrowers hereby release the Agent and each of the Lenders and their respective officers, directors, employees, advisors and agents from any and all claims, damages or actions against such parties that may have accrued in favor of the Company or any of the Borrowers on or before the Fifth Amendment Effective Date arising out of or related directly or indirectly to the Loan Documents or the administration or enforcement thereof or the consummation of any transactions contemplated thereby.

           16. No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

           17. Representations and Warranties. The Company and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the amendments and waivers contained herein:

           (a) No Default or Event of Default has occurred and is continuing.

           (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company and the Borrowers, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

           (c) All representations and warranties of each Loan Party set forth in the Loan Documents as amended hereby are true and correct in all material respects.

           18. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Fifth Amendment Effective Date"):

           (a) The Agent shall have received counterparts hereof duly executed and delivered by the Company, the Borrowers and the Required Lenders;

           (b) The Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel and FTI Consulting) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

           (c) The Borrowers shall have made the prepayments of Borrowings and paid the other amounts required to be paid pursuant to Section 14 of this Amendment;

           (d) The Borrowers shall have paid to the Agent, in immediately available funds, for the account of each Lender that has delivered (including by telecopy) an executed counterpart of this Amendment to the Agent or its counsel prior to 5:00 p.m., New York time, on March 7, 2003, an amendment fee equal to 1.00% of the aggregate amount of such Lender's unused Commitments, Revolving Exposure and outstanding Term Loans on the date of this Amendment and after giving effect to the reductions and prepayments required by Section 14 of this Amendment;

           (e) The Company, RFM2, LLC and the Agent shall have entered into an appropriate amendment to the side letter to the cash collateral agreement in respect of the New Jersey Cash Collateral to reflect the changes made pursuant to this Amendment, and the Company shall have deposited funds into the cash collateral account in an amount equal to the aggregate amount withdrawn therefrom following the effectiveness of the cash collateral agreement; and

           (f) The parties to the Security Agreement shall have entered into an amendment to the Security Agreement the effect of which is to grant a lien on the Net Proceeds of any asset sale to the extent such Net Proceeds are required to be deposited into a cash collateral account pursuant to Section
6.05 of the Credit Agreement or are to be used to make any prepayment of the Term Loans. The Lenders party hereto hereby consent to the Agent entering into such amendment.

           19.  Expenses.  The Borrowers agree to pay or reimburse the Agent
(a) for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Agent, and the reasonable fees, charges and disbursements of FTI Consulting and (b) for the payment of retainers to such counsel and FTI Consulting. The Borrowers also agree to pay each member of the Steering Committee for their accrued out-of-pocket expenses related to travel and similar expenses.

           20. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

           (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.




            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                        RCN CORPORATION,


                                        By /s/ Timothy J. Stoklosa
                                           ---------------------------------
                                               Title:  Executive Vice President


                                        RCN TELECOM SERVICES, INC.,


                                        By /s/ Timothy J. Stoklosa
                                           ---------------------------------
                                               Title:  Executive Vice President



                                        RCN FINANCIAL MANAGEMENT, INC.,


                                        By /s/ Timothy J. Stoklosa
                                           ---------------------------------
                                               Title:  Executive Vice President


                                        UNET HOLDING, INC.,


                                        By /s/ Timothy J. Stoklosa
                                           ---------------------------------
                                               Title:  Executive Vice President


                                        RCN INTERNET SERVICES, INC.,


                                        By /s/ Timothy J. Stoklosa
                                           ---------------------------------
                                              Title:  Executive Vice President


                                        JPMORGAN CHASE BANK,
                                        individually and as Agent


                                        By /s/ Jonathan Katz
                                           ---------------------------------
                                               Title:  Vice President


                                        ADDISON CDO, LIMITED (Acct 1279)
                                        By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor

                                        By /s/ Mohan V. Phansalkar
                                           ---------------------------------
                                           Title: Executive Vice President


                                        AIMCO CDO SERIES 2000-A


                                        By /s/ Chris Goergen
                                           ---------------------------------
                                           Title: Authorized Signatory

                                        By /s/ Jerry D. Zinkula
                                           --------------------------------
                                           Title: Authorized Signatory


                                        AIMCO CLO, SERIES 2001-A


                                        By /s/ Chris Goergen
                                           ---------------------------------
                                           Title: Authorized Signatory

                                        By /s/ Jerry D. Zinkula
                                           ---------------------------------
                                           Title: Authorized Signatory


                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By /s/ Chris Goergen
                                           ---------------------------------
                                           Title: Authorized Signatory

                                        By /s/ Jerry D. Zinkula
                                           ---------------------------------
                                           Title: Authorized Signatory


                                        AMARA-1 FINANCE LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc. As Financial Advisor


                                        By /s/ Scott Baskind
                                           ----------------------------------
                                           Title: Authorized Signatory


                                        AMARA-2 FINANCE LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc. As Financial Advisor


                                        By /s/ Scott Baskind
                                           -----------------------------------
                                           Title: Authorized Signatory


                                        ARCHIMEDES FUNDING II, LTD.
                                        By: ING Capital Advisors LLC as
                                            Collateral Manager


                                        By /s/ Steven Gorski
                                           -----------------------------------
                                           Title: Vice President &
                                           Senior Credit Analyst


                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC as
                                            Collateral Manager


                                        By /s/ Steven Gorski
                                           -----------------------------------
                                           Title: Vice President &
                                           Senior Credit Analyst


                                        ARES III CLO LTD.
                                        By:  Ares CLO Management LLC


                                        By /s/ Seth J. Brufsky
                                           ---------------------------------
                                           Title: Vice President


                                        ARES IV CLO LTD.
                                        By:  Ares CLO Management IV, L.P.,
                                             Investment Manager



                                        By:  Ares CLO GP IV, LLC, Its Managing
                                             Member

                                        By /s/ Seth J. Brufsky
                                           ----------------------------------
                                           Title: Vice President


                                        ARES LEVERAGED INVESTMENT FUND, L.P.
                                        By:  ARES Management, L.P.,
                                        Its General Partner


                                        By /s/ Seth J. Brufsky
                                           ----------------------------------
                                           Title:  Vice President


                                        ARES LEVERAGED INVESTMENT FUND II, L.P.
                                        By:  Ares Management II, L.P.,
                                             Its General Partner


                                        By /s/ Seth J. Brufsky
                                           ---------------------------------
                                           Title: Vice President


                                        AVALON CAPITAL LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc. As Portfolio Advisor


                                        By /s/ Scott Baskind
                                           -----------------------------------
                                           Title:  Authorized Signatory


                                        AVALON CAPITAL LTD. 2
                                        By:  INVESCO Senior Secured Management,
                                             Inc. As Portfolio Advisor


                                        By /s/ Scott Baskind
                                           -----------------------------------
                                           Title:  Authorized Signatory


                                        BANK OF MONTREAL


                                        By /s/ Z. J. Szoldatits
                                           ----------------------------------
                                           Title:  Director


                                        BDC FINANCE, L.L.C.


                                        By /s/ James J. Zenni
                                           ---------------------------------
                                           Title:  Authorized Signatory


                                        BDCM OPPORTUNITY FUND, L.P.
                                        By:  Black Diamond Capital Management,
                                             L.L.C., its General Partner

                                        By /s/ James J. Zenni
                                           ---------------------------------
                                           Title: Authorized Signatory


                                        BEDFORD CDO, LIMITED (Acct 1276)
                                        By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                        By /s/ Mohan V. Phansalkar
                                           ---------------------------------
                                           Title:  Executive Vice President


                                        BINGHAM CDO, L.P.


                                        By /s/ Adrian Duffy
                                           ---------------------------------
                                           Title:  Managing Director


                                        BLACK DIAMOND CLO 1998-1 LTD.


                                        By /s/ Alan Corkish
                                           ---------------------------------
                                           Title:  Director


                                        BLACK DIAMOND CLO 2000-1 LTD.


                                        By /s/ Alan Corkish
                                           ----------------------------------
                                           Title:  Director


                                        BLACK DIAMOND INTERNATIONAL FUNDING,LTD.


                                        By /s/ Alan Corkish
                                           ---------------------------------
                                           Title:  Directory


                                        BNP PARIBAS


                                        By /s/ Ola Anderssen
                                           ---------------------------------
                                           Title:  Director


                                        By /s/ Gregg Bonardi
                                           ---------------------------------
                                           Title:  Director


                                        Sankaty Advisors Inc., as Collateral
                                        Manager for BRANT POINT CBO 1999-1,
                                        LTD., as Term Lender


                                        By /s/ Diane J. Exter
                                           ----------------------------------
                                           Title: Managing Director, Portfolio
                                                  Manager


                                        CANPARTNERS INVESTMENTS IV LLC


                                        By /s/ Mitchell R. Julis
                                           -----------------------------------
                                           Title:  Authorized Signatory


                                        CANYON CAPITAL CDO 2001-1, LTD.


                                        By /s/ Mitchell R. Julis
                                           ----------------------------------
                                           Title:  Authorized Signatory


                                        CAPTIVA III FINANCE LTD. (Acct 275),
                                        as advised by Pacific Investment
                                        Management Company LLC


                                        By /s/ David Dyer
                                           ------------------------------
                                           Title:  Director


                                        CAPTIVA IV FINANCE LTD. (Acct 1275),
                                        as advised by Pacific Investment
                                        Management Company LLC


                                        By /s/ David Dyer
                                           -------------------------------
                                           Title:  Director


                                        CENTURION CDO I, LIMITED
                                        By:  American Express Asset Management
                                             Group Inc. as Collateral Manager


                                        By /s/ Leanne Stavrakis
                                           -----------------------------------
                                           Title:  Director - Operations


                                        CENTURION CDO II, LTD.
                                        By: American Express Asset Management
                                            Group Inc. as Collateral Manager


                                        By /s/ Leanne Stavrakis
                                           -----------------------------------
                                           Title:  Director - Operations


                                        CENTURION CDO III, LIMITED
                                        By:  American Express Asset Management
                                             Group Inc. as Collateral Manager


                                        By /s/ Leanne Stavrakis
                                           -----------------------------------
                                           Title:  Director - Operations


                                        CERES FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. As Sub-Managing Agent


                                        By /s/ Scott Baskind
                                           ----------------------------------
                                           Title:  Authorized Signatory


                                        CERES II FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. As Sub-Managing Agent
                                            (Financial)


                                        By /s/ Scott Baskind
                                           ----------------------------------
                                           Title:  Authorized Signatory


                                        CITIBANK NA


                                        By /s/ John Dorans
                                           ----------------------------------
                                           Title:  Vice President


                                        CIT LENDING SERVICES CORPORATION


                                        By /s/ Joseph Junda
                                           ----------------------------------
                                           Title:  Director


                                        CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY
                                        As: Attorney-in-Fact and on behalf of
                                            First Allmerica Financial Life
                                            Insurance Company, Inc., as
                                            Portfolio Manager


                                        By /s/ Michael Ashton
                                           ---------------------------------
                                           Title: Principal


                                        DELANO COMPANY (Acct 274)
                                        By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                        By /s/ Mohan V. Phansalkar
                                           ----------------------------------
                                           Title:  Executive Vice President


                                        DEUTSHCE BANK AG NEW YORK BRANCH


                                        By /s/ Alexander Richarz
                                           ---------------------------------
                                           Title:  Vice President


                                        By /s/ Anca Trifan
                                           ---------------------------------
                                           Title:  Director


                                        EATON VANCE CDO III, LTD.
                                        By:  Eaton Vance Management
                                             as Investment Advisor

                                        By /s/ Scott H. Page
                                           -----------------------------------
                                           Title:  Vice President


                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND
                                        By:  Eaton Vance Management
                                             as Investment Advisor


                                        By /s/ Scott H. Page
                                           ----------------------------------
                                           Title:  Vice President


                                        EATON VANCE SENIOR INCOME TRUST
                                        By:  Eaton Vance Management
                                             as Investment Advisor


                                        By /s/ Scott H. Page
                                           ---------------------------------
                                           Title:  Vice President


                                        ELC (CAYMAN) LTD.


                                        By:  David L. Babson & Company Inc. as
                                             Collateral Manager

                                        By /s/ Adrienne Musgnug
                                           ---------------------------------
                                           Title:  Managing Director


                                        ELC (CAYMAN) LTD. 1999-II


                                        By:  David L. Babson & Company Inc. as
                                             Collateral Manager

                                        By /s/ Adrienne Musgnug
                                           -------------------------------
                                           Title:  Managing Director


                                        ELC (CAYMAN) LTD. 1999-III


                                        By:  David L. Babson & Company Inc. as
                                             Collateral Manager

                                        By /s/ Adrienne Musgnug
                                           -------------------------------
                                           Title:  Managing Director


                                        ELC (CAYMAN) LTD. 2000-1


                                        By:  David L. Babson & Company Inc. as
                                             Collateral Manager

                                        By /s/ Adrienne Musgnug
                                           -------------------------------
                                           Title:  Managing Director


                                        ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                        By:  David L. Babson & Company Inc. as
                                             Collateral Manager

                                        By /s/ Adrienne Musgnug
                                           --------------------------------
                                           Title:  Managing Director


                                        ELT LTD.


                                        By /s/ Diana L. Mushill
                                           --------------------------------
                                           Title:  Authorized Agent


                                        ENDURANCE CLO I LTD.
                                        c/o ING Capital Advisors LLC,
                                        as Portfolio Manager


                                        By /s/ Stephen Gorski
                                           ---------------------------------
                                           Title:  Vice President &
                                                   Senior Credit Analyst


                                        FIDELITY SUMMER STREET TRUST
                                        FIDELITY CAPITAL & INCOME FUND


                                        By /s/ Mark Osterheld
                                           --------------------------------
                                           Title:  Assistant Treasurer


                                        FLEET NATIONAL BANK


                                        By /s/ Elisabeth C. Hayes
                                           --------------------------------
                                           Title:  Workout Officer


                                        FOOTHILL INCOME TRUST II, L.P.


                                        By FIT II GP, LLC
                                        Its General Partner

                                        By /s/ Sean Dixon
                                           --------------------------------
                                           Title:  Managing Member


                                        FRANKLIN CLO I, LTD.


                                        By /s/ Richard Hsu
                                           ---------------------------------
                                           Title:  Vice President


                                        FRANKLIN FLOATING RATE TRUST


                                        By /s/ Richard Hsu
                                           --------------------------------
                                           Title:  Vice President


                                        GOLDMAN SACHS CREDIT PARTNERS


                                        By /s/ Robert S. Fanelli
                                           --------------------------------
                                           Title:  Authorized Signatory


                                        Sankaty Advisors, Inc. as Collateral
                                        Manager for GREAT POINT CBO 1998-1 LTD., as Term Lender


                                        By /s/ Diane J. Exter
                                           ---------------------------------
                                           Title:  Managing Director, Portfolio
                                                   Manager


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                                        By /s/ Diane J. Exter
                                           ---------------------------------
                                          Title:  Managing Director, Portfolio
                                                  Manager


                                        HAMILTON CDO, LTD.
                                        By:  Stanfield Capital Partners LLC
                                             as its Collateral Manager


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                        HIGHLAND CRUSADER OFFSHORE PARTNERS
                                        By:  Highland Capital Management, L.P.
                                             as General Partners


                                        By /s/ Todd Travers
                                           -----------------------------------
                                           Title: Senior Portfolio Manager,
                                           Highland Capital Management, L.P.


                                        IBM CREDIT LLC


                                        By /s/ Steven A. Flanagan
                                           ----------------------------------
                                           Title:  Manager Special Handling


                                        JISSEKIKUN FUNDING, LTD. (Acct 1288)
                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                        By /s/ Mohan V. Phansalkar
                                           ----------------------------------
                                           Title:  Executive Vice President


                                        KS CAPITAL PARTNERS, LP


                                        By /s/ Jack Swain
                                           ----------------------------------
                                           Title:  General Partner


                                        KS INTERNATIONAL, INC.


                                        By /s/ Jack Swain
                                           ----------------------------------
                                           Title:  General Partner


                                        KZH CYPRESS TREE-1 LLC


                                        By /s/ Dorian Herrera
                                           ---------------------------------
                                           Title:  Authorized Agent


                                        KZH ING-2 LLC


                                        By /s/ Dorian Herrera
                                           ---------------------------------
                                           Title:  Authorized Agent


                                        KZH ING-3 LLC


                                        By /s/ Dorian Herrera
                                           ---------------------------------
                                           Title:  Authorized Agent


                                        KZH STERLING LLC


                                        By /s/ Dorian Herrera
                                           ---------------------------------
                                           Title:  Authorized Agent


                                        LIBERTY - FLOATING
                                        RATE ADVANTAGE FUND
                                        By: Stein Roe & Farnham Incorporated as
                                            Advisor

                                        By /s/ Kathleen A. Zarn
                                           ----------------------------------
                                           Title: Senior Vice President


                                        LONGACRE MASTER FUND, LTD.


                                        By /s/ Steven S. Weissman
                                           ----------------------------------
                                           Title:  Director


                                        LONG LANE MASTER TRUST IV


                                        By: Fleet National Bank as Trust
                                            Administrator


                                        By /s/ Kevin Kearns
                                           ----------------------------------
                                           Title:  Managing Director


                                        MAGMA CDO, L.P.


                                        By /s/ Adrian Duffy
                                           ----------------------------------
                                           Title:  Managing Director


                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED


                                        By /s/ Kevin Lydon
                                           ----------------------------------
                                           Title:  Managing Director


                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By /s/ James R. Dingler
                                           -----------------------------------
                                           Title:  Director


                                        METROPOLITAN PROPERTY AND CASUALTY
                                        INSURANCE COMPANY


                                        By /s/ James R. Dingler
                                           -----------------------------------
                                           Title:  Director


                                        MIZUHO CORPORATE BANK, LTD.


                                        By /s/ Noel Purcell
                                           -----------------------------------
                                           Title:  Senior Vice President


                                        ML CLO XIX STERLING (CAYMAN) LTD.
                                        By: Highland Capital Management, L.P.
                                            (As successor in interest to
                                            Sterling Asset Management)


                                        By /s/ Todd Travers
                                           ----------------------------------
                                           Title: Senior Portfolio Manager,
                                           Highland Capital Management, L.P.


                                        MORGAN STANLEY PRIME INCOME TRUST


                                        By /s/ Peter Gewirtz
                                           ----------------------------------
                                           Title:  Vice President


                                        MOUNTAIN CAPITAL CLO I, LTD.


                                        By /s/ Chris Siddons
                                           ----------------------------------
                                           Title:  Director


                                        MUIRFIELD TRADING LLC


                                        By /s/ Diana L. Mushill
                                           ----------------------------------
                                           Title:  Assistant Vice President


                                        NEMEAN CLO, LTD.
                                        By:  ING Capital Advisors LLC,
                                        As Investment Manager


                                        By /s/ Steven Gorski
                                           -----------------------------------
                                           Title:  Vice President &
                                                   Senior Credit Analyst


                                        NORSE CBO, LTD.
                                        By:  Regiment Capital Management, LLC
                                             as its Investment Advisor


                                        By:  Regiment Capital Advisors, LLC its
                                             Manager and pursuant to delegated
                                             authority


                                        By /s/ Timothy S. Peterson
                                           ----------------------------------
                                           Title: President


                                        NUVEEN SENIOR INCOME FUND


                                        By /s/ Lenny Mason
                                           ----------------------------------
                                           Title:  Portfolio Manager


                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1 LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. As Sub-Advisor


                                        By /s/ Scott Baskind
                                           ----------------------------------
                                           Title:  Authorized Signatory


                                        OLYMPIC FUNDING TRUST SERIES 1999-1


                                        By /s/ Diana L. Mushill
                                           ----------------------------------
                                           Title:  Authorized Agent


                                        PAM CAPITAL FUNDING LP
                                        By:  Highland Capital Management, L.P.
                                             As Collateral Manager


                                        By /s/ Todd Travers
                                           ----------------------------------
                                           Title: Senior Portfolio Manager,
                                           Highland Capital Management, L.P.


                                        PAMCO CAYMAN LTD.
                                        By:  Highland Capital Management, L.P.
                                             As Collateral Manager


                                        By /s/ Todd Travers
                                           ----------------------------------
                                           Title: Senior Portfolio Manager,
                                           Highland Capital Management, L.P.


                                        PB CAPITAL CORPORATION, as a Lender


                                        By /s/ Andrew L. Shipman
                                           ---------------------------------
                                           Title:  Assistant Vice President


                                        By /s/ Tyler J. McCarthy
                                           ---------------------------------
                                           Title:  Assistant Vice President


                                        PPM AMERICA SPECIAL INVESTMENTS
                                        FUND, L.P.


                                        By /s/ Ronnie Kaplan
                                           ---------------------------------
                                           Title:  Vice President


                                        PPM SPYGLASS FUNDING TRUST


                                        By /s/ Diana L. Mushill
                                           ---------------------------------
                                           Title:  Authorized Agent


                                        SATELLITE ASSET MANAGEMENT


                                        By /s/ Matthew Heckler
                                           ----------------------------------
                                           Title:  Authorized Signatory


                                        SEABOARD CLO 2000 LTD.


                                        By /s/ Sheppard H.C. Davis, Jr.
                                           ----------------------------------
                                           Title: Authorized Representative for
                                           ORIX Capital Markets, LLC, Its
                                           Collateral Manager


                                        SENIOR DEBT PORTFOLIO
                                        By:  Boston Management and Research
                                        as Investment Advisor


                                        By /s/ Scott H. Page
                                           ----------------------------------
                                           Title:  Vice President


                                        SEQUILS-CENTURION V, LTD.
                                        By:  American Express Asset Management
                                             Group Inc., as Collateral Manager


                                        By /s/ Leanne Stavrakis
                                           -----------------------------------
                                           Title:  Director - Operations


                                        SEQUILS - CUMBERLAND I, LTD.
                                        By:  Deerfield Capital Management LLC
                                             As its Collateral Manager


                                        By /s/ Mark E. Wittnebel
                                           -----------------------------------
                                           Title:  Senior Vice President


                                        SEQUILS ING I (HBDGM), LTD.
                                        By:  ING Capital Advisors LLC,
                                             As Collateral Manager

                                        By /s/ Steven Gorski
                                           ----------------------------------
                                           Title:  Vice President and
                                                   Senior Credit Analyst


                                        SPCP GROUP LLC

                                        By /s/ Edward A. Mule
                                           -----------------------------------
                                           Title:  Authorized Signatory


                                        SRF 2000 LLC


                                        By /s/ Diana L. Mushill
                                           ----------------------------------
                                           Title:  Assistant Vice President


                                        STANFIELD ARBITRAGE CDO, LTD.
                                        By:  Stanfield Capital Partners LLC
                                             As its Collateral Manager


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                        STANFIELD CLO LTD.
                                        By:  Stanfield Capital Partners LLC
                                             As its Collateral Manager


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                         STANFIELD QUATTRO CLO Ltd.
                                        By:  Stanfield Capital Partners LLC
                                             As its Collateral Manager


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                        By:  Stanfield Capital Partners LLC
                                             As its Collateral Manager


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                        STEIN ROE FLOATING RATE
                                        LIMITED LIABILITY COMPANY

                                        By:  STEIN ROE & FARNHAM
                                            INCORPORATED AS ADVISOR


                                        By /s/ Kathleen A. Zarn
                                           ----------------------------------
                                           Title: Senior Vice President


                                        STRATA FUNDING LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc. As Sub-Managing Agent


                                        By /s/ Scott Baskind
                                           -----------------------------------
                                           Title: Authorized Signatory


                                       SUNAMERICA SENIOR FLOATING RATE
                                       FUND, INC.
                                       By:  STANFIELD CAPTIAL PARTNERS LLC
                                            as subadvisor


                                        By /s/ Christopher Pucillo
                                           ----------------------------------
                                           Title:  Partner


                                        WACHOVIA BANK, ANTIONAL ASSOCIATION
                                        as a Lender


                                        By /s/ Joel Thomas
                                        --------------------------------------
                                           Title:  Director

                                        WINDSOR LOAN FUNDING, LIMITED
                                        By:  Stanfield Capital Partners LLC
                                             as its Investment Manager


                                        By /s/ Christopher Puccillo
                                           ---------------------------
                                           Title:  Partner





                                                                      Exhibit A
                                                         to the Fifth Amendment
                                                         ----------------------

                                                                        ANNEX I
                                                            to Credit Agreement

                       SILENT SECOND FACILITY PROVISIONS

           Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended, to which this Annex I is attached.

           A.   Any Silent Second Facility created or contemplated pursuant to
Section 2.07(d) of the Credit Agreement shall have the following features and limitations:

           1.   It shall not exceed $500,000,000 in the aggregate;

           2. It shall not, before the date that is one year following the later of (a) the maturity of the existing Term Loans under the Credit Agreement and (b) the termination of the Revolving Commitments under the Credit Agreement, have a final maturity or provide for any amortization payments;

           3. It may contain equity conversion provisions or warrants; provided that if a Change of Control, determined on a fully diluted basis after giving effect to any equity conversion provisions or warrants, would arise by virtue of the lenders lending under such Silent Second Facility, such lenders shall be reasonably satisfactory to the Agent;

           4. It may allow for the creation and perfection of a silent, second lien on the Collateral; provided, that, until the Credit Agreement is terminated and all amounts owing under the Credit Agreement have been paid in full in cash, the holders of such lien shall not have any right to (a) enforce the lien or foreclose upon the Collateral, (b) vote in any bankruptcy or similar proceeding in respect of the Company or any Company Group Subsidiary (any such proceeding, a "Bankruptcy") with respect to, or take any other actions concerning, the Collateral,
      (c) receive any proceeds from any sale, transfer or other disposition of the Collateral, (d) oppose any sale, transfer or other disposition of the Collateral, (e) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis), (f) object to the use of cash collateral in respect of the Collateral in any Bankruptcy, or (g) seek or object to the Lenders seeking any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy. In addition, the holders of such lien shall grant a power of attorney in favor of the Agent to permit the Agent or the Lenders to effectuate any sale, transfer or other disposition of the Collateral; and

           5. It shall have terms and conditions not covered by the provisions hereof reasonably satisfactory to the Agent.


           B. If such Silent Second Facility is created pursuant to Section 2.07(d)(i) of the Credit Agreement, the following features and limitations shall apply:

           1. The Credit Agreement shall be amended to include (a) a separate set of covenants and defaults pertaining to such Silent Second Facility, with terms no more restrictive than those in the Credit Agreement and which are otherwise reasonably satisfactory to the Agent, and which terms in any event shall not include any financial covenants or cross-default (as opposed to cross-acceleration) to other indebtedness or any asset sale covenant more restrictive than that in the indentures governing the Company's senior notes and (b) a condition to closing that an appropriate "no conflict opinion" be received;

           2. The lenders under such Silent Second Facility shall be consented to by the Agent (which consent shall not be unreasonably withheld); provided, that such consent shall not be required for certain shareholders of the Company, to be agreed upon between the Company and the Agent; and

           3. The lenders under such Silent Second Facility shall have no voting rights under the Credit Agreement, other than with respect to (a) the covenants and defaults solely related to the Silent Second Facility,
      (b) reductions in the amount of amortization, (c) extensions of the scheduled date of amortization, (d) extensions of the date of final maturity, (e) reductions in the rate of interest due on account thereof,
      (f) reductions in any fee due thereto or (g) extensions of any due date for any such interest or fee.


           C. If such Silent Second Facility is contemplated by Section 2.07(d)(ii) of the Credit Agreement, it shall have terms that are no more restrictive than those in the Credit Agreement and which are otherwise reasonably satisfactory to the Agent, and which terms in any event shall not include any financial covenants or cross-default (as opposed to cross-acceleration) to other indebtedness or any asset sale covenant more restrictive than that in the indentures governing the Company's senior notes.